Exhibit 99.1

                           BOUNCEBACKTECHNOLOGIES.COM

                                 Loan Agreement

         This Loan and Security Agreement (this "Agreement") is made as of January 2, 2003 (the "Effective Date"), by and between BounceBack
Technologies.com, Inc., a Minnesota corporation, f/k/a Casino Resource Corporation (the "Company"), and David Reese, an individual resident of the State of Nevada ("Lender").

                                    Recitals

         A. Pursuant to that certain Conditional Release and Termination Agreement between the Company and Lakes Entertainment, Inc., a Minnesota corporation, f/k/a Lakes Gaming, Inc. ("Lakes") dated May 20, 1999 (as amended, the "Lakes Agreement"), as amended by that certain Amendment to Conditional Release and Termination Agreement dated July 1, 1999 (the "Lakes
                   Amendment"), and further amended on the date hereof, the Company is entitled to certain contingent payments (the "Lakes Payments") upon the opening of a casino (the "Casino") as contemplated by the First Amended and Restated Management Agreement between the Pokagon Band of Potawatomi Indians (the "Tribe") and Great Lakes Gaming of Michigan, LLC, a wholly-owned subsidiary of Lakes ("Great Lakes"), dated October 16, 2000 (as amended, the "Management Agreement").

         B. The Company initiated a civil suit against Harrah's Entertainment, Inc. on September 4, 1998 in United States District Court for District of Minnesota, court file number 98-2058 (JEL/JGL), styled as Casino Resource Corporation v. Harrah's Entertainment, Inc., and Harrah's Operating Company, Inc., d/b/a Harrah's Southwest Michigan Casino Corporation, Harrah's Southwest Michigan Casino Corporation, Philip G. Satre, Colin V. Reed, and John Does 1-10, seeking damages for alleged breaches of various agreements with the Company and tortuous interference with the Company's contractual and prospective economic advantage associated with the Company's management agreement with the Tribe (the "Harrah's Lawsuit").

         C. The Company is seeking $500,000 in bridge financing for working capital purposes, which will be secured by the Lakes Payments and the recovery, if any, from the Harrah's Lawsuit.

                                    Agreement

         The parties, intending to be legally bound, hereby agree as follows:

1.       AMOUNT AND TERMS OF THE LOAN

         1.1 The Loan. Subject to the terms and conditions contained in this Agreement, Lender hereby agrees to advance to the Company at Closing the sum of Five Hundred Thousand


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and no/100 Dollars  ($500,000.00) (the "Loan"). The Loan shall be evidenced by a promissory note in the form of Exhibit A attached hereto (the note executed at Closing, and any amendments, restatements or substitutions, shall be referred to collectively as the "Note") and secured by the Lakes Payments and Harrah's Lawsuit as provided in Section 2 of this Agreement. Interest shall be payable on the outstanding principal balance of the Loan plus Capitalized Interest (as defined below) (such principal balance plus Capitalized Interest shall be referred to as the "Principal Balance") at an annual rate of thirty percent (30%) per annum compounded annually ("Applicable Rate"), in the manner provided below. Additional Interest (as defined below) shall also be due and payable to the extent required by Section 1.3 hereof.

         1.2 Repayment. Payments of Principal Balance and interest thereon at the Applicable Rate under the Note shall be due and payable commencing on the earlier of (i) the last day of the calendar quarter following the first anniversary of the date on which the Casino is opened for business, or (ii) the first anniversary of the date on which Lakes commences making the Lakes Payments to the Company in accordance with the Lakes Agreement (the "Loan Repayment Commencement Date"). Interest which accrues from the date of the Note until the Loan Repayment Commencement Date shall be capitalized and added to the outstanding principal balance as of the Loan Repayment Commencement Date (such interest shall be referred to as "Capitalized Interest"). The Principal Balance (including such Capitalized Interest), together with interest thereon at the Applicable Rate, shall be due and payable in twelve (12) equal quarterly installments commencing on the Loan Repayment Commencement Date and continuing on the last day of each of the succeeding calendar quarters until the third anniversary of the Loan Repayment Commencement Date (the "Maturity Date") at which time the then outstanding Principal Balance and accrued interest thereon shall be due and payable in full. Such payments shall commence on the Loan Repayment Commencement Date and continue on the last day of each of the succeeding calendar quarters until the Maturity Date. If requested by the Lender, following the determination of the Loan Commencement Repayment Date, the Company agrees to execute and deliver to Lender at Lender's request an amended and restated note setting forth the Principal Balance outstanding and the amount of each quarterly payment (including interest and any Additional Interest) and otherwise in substantially the form of the Note.

         1.3 Additional Interest. Prior to the Loan Repayment Commencement Date, Lender shall determine the sum of (i) the Capitalized Interest and (ii) the total amount of interest payable under Section 1.2 from the Loan Repayment Commencement Date through the Maturity Date (such sum shall be referred to as the "Total Interest Payable"). If the Total Interest Payable is less then One Million and no/100 Dollars ($1,000,000.00) (the "Minimum Interest Amount"), the difference between the Total Interest Payable and the Minimum Interest Amount shall be due and payable in twelve (12) equal quarterly installments commencing on the Loan Repayment Commencement Date, in the same manner as the Principal Balance and interest thereon at the Applicable Rate (such payments shall be referred to as "Additional Interest"). If the Total Interest Payable exceeds the Minimum Interest Amount, no Additional Interest shall be payable. Lender shall provide the Company with written notice of the amount of Additional Interest, if any, prior to the Loan Repayment Commencement Date.

         1.4 Mandatory Prepayment in Full. The outstanding Principal Balance under the Note, together with all accrued and unpaid interest and Additional Interest and any Prepayment

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Penalty,  shall  become  immediately  due  and  payable  if the  Loan  Repayment
Commencement Date has not occurred by the fifth anniversary of the Closing Date.

         1.5 Mandatory Prepayment of Accelerated Lakes Payments. Upon early receipt of any Lakes Payments which Lakes has accelerated due to the Tribe's exercise of its buyout option pursuant to Section 8 of the Management Agreement, a transfer by Great Lakes of its interest in the Management Agreement or in the Development Agreement (as defined below), or for any other reason (such accelerated payments shall be referred to as "Accelerated Lakes Payments"), the Company shall immediately pay to Lender an amount equal to the greater of (i) the amount of such Accelerated Lakes Payments, or (ii) the outstanding Principal Balance under the Note, together with all accrued and unpaid interest and Additional Interest and any Prepayment Penalty. Accelerated Lakes Payments shall be deemed to be a prepayment and applied in accordance with the terms set forth in the Note. As used herein, "Development Agreement" shall mean the First Amended and Restated Development Agreement between Great Lakes and the Tribe, dated October 16, 2002, as heretofore and hereafter amended.

         1.6 Mandatory Prepayment of Net Lawsuit Proceeds. Upon receipt of the Lawsuit Award, the Company shall immediately pay to Lender an amount equal to the lesser of (i) thirty percent (30%) of the Net Lawsuit Proceeds, or (ii) the outstanding Principal Balance under the Note, together with all accrued and unpaid interest and Additional Interest. Net Lawsuit Proceeds shall be deemed to be a prepayment and applied in accordance with the terms set forth in the Note. "Lawsuit Award" shall mean the gross award recovered from the Harrah's Lawsuit. "Net Lawsuit Proceeds" shall mean the net proceeds recovered from the Harrah's Lawsuit after payment of reasonable attorneys' fees and costs of the litigation.

         1.7 Prepayment Penalty. In the event of a prepayment in full of the Note under Section 1.4, 1.5 or 1.6 or acceleration of the Principal Balance under Section 9.2, a prepayment penalty shall be due and payable equal to the excess (if any) of the Minimum Interest Amount over the Total Interest Payable that has accrued as of the date of the Mandatory Prepayment Event or the date of such acceleration under Section 9.2, as applicable (such amount shall be referred to as the "Prepayment Penalty"). In calculating the Prepayment Penalty, repayments of Principal Balance shall be deemed to be applied first to the principal balance outstanding (excluding Capitalized Interest), then to Capitalized Interest. An event triggering prepayment in full or in part under
Section 1.4, 1.5 or 1.6 shall be referred to as a "Mandatory Prepayment Event."

         1.8 Expenses and Attorneys' Fees. The Company shall reimburse the Lender for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral.

2. SECURITY.

         The Company agrees to grant and convey to Lender a security interest in the Lakes Payments and the Harrah's Lawsuit (together, the "Collateral") by executing and delivering at Closing a Security Agreement in the form attached hereto as Exhibit B. The Company also agrees to execute and deliver to Lender an Assignment of the Harrah's Lawsuit in the form

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attached  hereto as Exhibit C. The  Company  covenants  and agrees that it shall cause Lakes, upon the commencement of the Lakes Payments, to make payments directly to Lender equal to the amounts payable under the Note, and to deduct such payments from the Lakes Payments that would otherwise be due to the Company.

3.       HARRAH'S BONUS.

         In the event that the Lawsuit Award exceeds Seven Million and no/100 Dollars ($7,000,000.00), the Company shall pay to Lender an amount equal to five percent (5%) of the amount of the Lawsuit Award in excess of $7,000,000.00, payable immediately out of the first proceeds received. Such payment shall not be deemed to be a prepayment of the Note, but shall be in addition to all amounts due and owing under the Note.

4.       OPTIONS.

         The Company shall deliver to Lender at closing options to purchase One Hundred Fifty Thousand (150,000) shares of the Company's Common Stock at an exercise price of Ten Cents ($.10) per share (the "Options"). The Options shall be fully vested and have a term of ten (10) years. The Company shall also execute and deliver to Lender at Lender's request a registration rights agreement acceptable to Lender, including piggyback registration rights acceptable to Lender, and demand registration rights which Lender may exercise commencing on the fifth anniversary of the Effective Date.

5.       THE CLOSING

         5.1 Closing Date. The closing of the transactions contemplated hereby (the "Closing") will be held on or before January 2, 2003 or at such other time as the Company and Lender mutually agree, either orally or in writing (the "Closing Date").

         5.2 Conditions to Lender's Obligations. Lender's obligation to close this Agreement and fund the Loan shall be subject to the following conditions precedent, and each document required to be delivered to Lender shall be in form and substance satisfactory to Lender:

         (a) Execution and delivery of the letter agreement attached hereto as Exhibit D by Lakes (the "Letter Agreement");

         (b) Execution and delivery of each of the Company's Closing Documents (as defined below);

         (c) Each of the Company's representations and warranties being true and correct as of the date of Closing;

         (d) No default of the Company existing under this Agreement or any other agreement between Lender and the Company; and

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         (e) Lender having received confirmation satisfactory to it that no third party has a perfected and first priority security interest or other lien in the Collateral, except the security interest of SouthTrust Bank existing as of the date hereof.

         5.3 Delivery. At the Closing, the Company will execute and deliver, or cause to be executed and delivered, to the Lender each of the following in form and substance acceptable to the Lender: (a) the Note, (b) the Security Agreement, (c) the Assignment, (d) the Letter Agreement, (e) copies of the Company's articles of incorporation and bylaws, and of corporate resolutions approving this Loan, certified to be true and complete by the Company's secretary, (f) a stock option agreement, and if requested by Lender, a registration rights agreement, with respect to the Options, and (g) all other documents or agreements applicable to the Loan or as may be reasonably requested by Lender ("Company's Closing Documents").

6.       WARRANTIES AND COVENANTS OF THE COMPANY

         The Company hereby represents and warrants to Lender that as of the date of this Agreement and as of the Closing Date, except as set forth on a Schedule of Exceptions furnished to Lender, specifically identifying the relevant subparagraph(s) hereof, which exceptions will be deemed to be representations and warranties as if made hereunder:

         6.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota, has all requisite corporate power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the provisions of this Agreement. The Company is duly qualified or licensed as a foreign corporation in each jurisdiction wherein the nature of its activities makes such qualification or licensing necessary.

         6.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, including the issuance and delivery of the Note and the Options, has been taken or will be taken prior to the Closing. This Agreement, the Note and any other documents between the Company and the Lender (the "Loan Documents"), when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

         6.3 Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Note by the Company.

         6.4 Noncontravention. The making and performance of this Agreement and the execution and delivery of the Note and other Loan Documents will not result in the breach of, or constitute a default under, or result in the creation of any lien or encumbrance upon, any property or assets of the Company pursuant to any indenture or loan or credit agreement or other agreement or instrument to which the Company is a party or by which the Company or its

                                      -5-
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property  may be bound  or  affected  (other  than  under  this  Agreement,  the
Assignment, or the Security Agreement).

         6.5 Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or the properties of the Company before any court or government department, commission, board, bureau, agency or instrumentality which, if determined adversely to the Company, would have a material adverse effect on the financial condition, properties or operations of the Company or the ability of the Company to perform this Agreement.

         6.6 Title to Properties. Except for the security interest granted to Lender herein and the security interest of SouthTrust Bank existing as of the Effective Date, the Company has good and marketable title to properties and assets it owns, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction.

         6.7 Lakes Agreement; Harrah's Lawsuit. The Lakes Agreement is in full force and effect, and no event of default by any party has occurred under the Lakes Agreement. The Company has not entered into a settlement agreement with respect to the Harrah's Lawsuit or waived, terminated or compromised any rights with respect to the Harrah's Lawsuit.

         6.8  Accuracy  of  Information.  All  information,   certificates,   or
statements given to the Lender pursuant to this Agreement or other related documents will be true and correct in all material respects when given.

7.       REPRESENTATIONS AND WARRANTIES OF LENDER.

         Lender hereby represents and warrants to the Company that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Lender.

8.       COVENANTS OF THE COMPANY.

         The Company covenants and agrees as follows:

         8.1 Organizational Existence; Compliance with Law. That it shall maintain its organizational existence in good standing, and conduct its business in accordance with all applicable laws and regulations of the United States or of any states or political subdivisions thereof. The Company shall not make any material change in the nature or manner of its business activities;

         8.2 Harrah's Lawsuit. That the Company shall not assign any of its rights in the Harrah's Lawsuit without Lender's prior written consent; and that in the event, after the occurrence of an Event of Default, the Lender exercises his rights as a secured lender with respect to the Harrah's Lawsuit, the Company shall fully cooperate with the Lender in the Lender's prosecution and collection of the Harrah's Lawsuit;

         8.3 Financial Statements. That it shall furnish Lender within one hundred twenty days (120) days after the end of each fiscal year of the Company, with audited financial

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statements  of the Company,  prepared by and with the  unqualified  opinion of a certified public accountant acceptable to Lender, including a balance sheet, statement of income and expense and statement of changes in capital for said year prepared in accordance with generally accepted accounting principles and certified as true and correct by the chief executive officer of the Company;

         8.4 Title. That it shall maintain absolute title to all Collateral, free and clear of all interests, liens, attachments and security interests except as set forth herein and except for the security interest of SouthTrust Bank existing on the date of this Agreement. The Company shall not sell, lease, or otherwise dispose of any Collateral, except the sale of inventory in the ordinary course of the Company's business, without Lender's prior written consent;

         8.5 Lakes Agreement. That it shall act diligently to maintain the Lakes Agreement in full force and effect, and to enforce all of its rights and remedies under the Lakes Agreement. The Company shall not agree to any modification, waiver, termination or compromise of its rights under the Lakes Agreement except with the prior written consent of Lender and shall further immediately provide Lender with copies of any amendments to the Management Agreement and/or Development Agreement when made available to the Company. The Company has advised the Lender of its agreement to pay proceeds from the Lakes Agreement in the amount of One Million and no/100 Dollars ($1,000,000.00) to Willard Smith and Monarch Casinos, Inc.;

         8.6 SouthTrust Bank. That it shall obtain and deliver to Lender within fifteen (15) days of closing an executed acknowledgement from SouthTrust Bank that SouthTrust Bank shall not lend additional funds in excess of Two Hundred Thousand and no/100 Dollars ($200,000.00) to the Company, unless SouthTrust Bank subordinates payment of, and its lien relating to, such additional loan to the security interest of Lender and delivers to Lender a subordination agreement acceptable to Lender;

         8.7 Fabyanske, Westra & Hart, P.A. That it shall obtain and deliver to Lender within fifteen (15) days of closing an executed acknowledgement from Fabyanske, Westra & Hart, P.A., the Company's counsel in the Harrah's Lawsuit, attaching the firm's complete fee agreement with the Company and agreeing that in no event shall the fees payable by the Company in connection with the Harrah's Lawsuit be increased without the prior written consent of the Lender; and

         8.8 Amendment to Lakes Agreement. That it shall obtain, execute and deliver to Lender within fifteen (15) days of closing an amendment to the Lakes Agreement executed by Lakes, providing that payments due to the Company shall be accelerated in the event that the Tribe exercises its buyout option pursuant to
Section 8 of the Management Agreement. Such payments shall only be accelerated to the extent of payments actually received by Lakes from the Tribe, and such payments shall be subject to the greater of the discount applied by the Tribe to its payments to Lakes, or the discount provided in Section 5.6 of the Lakes Amendment.

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9.       EVENTS OF DEFAULT.

         9.1 Events of Default. Notwithstanding any cure periods described below, the Company will immediately notify the Lender in writing when the Company obtains knowledge of the occurrence of any default specified below. Regardless of whether the Company has given the required notice, the occurrence of one or more of the following shall constitute an "Event of Default":

                   (a) Nonpayment. The Company shall fail to pay any interest or principal due on the Note, or any fees, charges, costs, expenses or other amounts outstanding under this Agreement or any other Loan Documents within five
(5) business days after receipt of written notice of nonpayment from the Lender;

                   (b) Nonperformance. Except as set forth in paragraphs (a) and
(c) through (g), the Company shall fail to perform or observe any agreement, term, provision, condition, or covenant required to be performed or observed by the Company under this Agreement or any other Loan Documents and shall not cure such failure within ten (10) business days after notice in writing thereof from the Lender; provided, however, that no notice or cure period shall be required for the breach of any negative covenant (i.e., a covenant prohibiting any act of the Company);

                   (c) Bankruptcy; Insolvency. The Company becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or dissolves or suspends operations of any material portion of its business, or the Company applies for or consents to the appointment of a trustee or receiver for the Company, or for the major part of the property of the Company;

                   (d) Appointment of Trustee. A trustee or receiver is appointed for the Company for the major part of the property of the Company and the order of such appointment is not discharged, vacated or stayed within thirty
(30) days after such appointment;

                   (e) Judgment Against Company. Any judgment, writ or warrant of attachment or of any similar process in an amount in excess of $50,000 shall be entered or filed against the Company or against any of the property of the Company and remains unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days;

                   (f) Order for Relief. An order for relief shall be entered in any federal bankruptcy proceeding in which the Company is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against Company, are consented to or, if contested by the Company, are not dismissed by the adverse parties or by an order, decree or judgment within thirty (30) days after such institution; or

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                   (g)   Breach  of   Representation   or   Warranty.   (i)  Any
representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof or thereof shall prove to have been untrue or incorrect in any material respect as of the date of this Agreement or the Closing Date, or (ii) any report, certificate, financial statement or financial schedule or other instrument prepared or purported to be prepared by Company or any officer of the Company furnished or delivered under or pursuant to this Agreement after the Closing Date shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered.

         9.2 Remedies upon Default. Upon the occurrence of any Event of Default, and at any time thereafter unless and until such Event of Default is waived in writing by Lender, Lender may exercise one or several or all of the following rights and remedies:

                   (a) Lender may at any time thereafter, by written notice to the Company, declare the unpaid principal balance of the Note, together with the interest and Additional Interest (if any) accrued thereon and other amounts accrued hereunder or under any other Loan Documents, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein.

                   (b) Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, or any evidence thereof, proceeding without judicial process (without a prior hearing or notice thereof, which the Company hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral. If notice to the Company of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action.

                   (c) Lender may exercise all rights and remedies available upon default under the Security Agreement, under any other Loan Documents, or under applicable law.

                   (d) Nothing in this Section 9.2 is intended to restrict Lender's rights under this Agreement or at law, and Lender may exercise all such rights and remedies cumulatively as and when they are available and Lender may exercise or enforce any and all other rights or remedies available by law or agreement against the Company, or against any other Person or property.


10.      MISCELLANEOUS.

         10.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party will be liable or bound to any other party in any manner by any warranties, representations, or covenants, except as specifically set forth herein or therein.

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

         10.2 Survival of Warranties. The warranties, representations, and covenants of the Company and Lender contained in or made pursuant to this Agreement will survive the execution and delivery of this Agreement and the Closing.

         10.3 Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties. Notwithstanding the foregoing, in no event shall the Company assign or delegate its rights or obligations under this Agreement, the Note, or any other Loan Documents without the prior written consent of the Lender. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations.

         10.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to conflicts of laws principles or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. THE COMPANY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN HENNEPIN COUNTY, MINNESOTA, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTE OR PROCEEDINGS RELATING TO THIS
AGREEMENT, THE NOTE, THE COLLATERAL, OR ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein will affect the Lender's rights to serve process in any manner permitted by law, or limit the Lender's rights to bring proceedings against the Company in the competent courts of any other jurisdiction(s).

         10.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         10.6 Notices. All notices, consents, waivers and other communications under this Agreement and the Note must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile or electronic mail (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth on the signature page below (or to such other addresses and facsimile numbers as a party may designate by notice to the other party).

         10.7 Severability. If any provision or provisions of this Agreement is or are held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision or provisions of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         10.8 Counterpart Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement.

         10.9 Further Assurances. Each party agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other party such further instruments and documents and take such further action as the other party may reasonable require in order to carry out the full intent and purpose of this Agreement.

         10.10 WAIVER OF JURY TRIAL. COMPANY ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED AND THAT THE TIME AND EXPENSE REQUIRED FOR A TRIAL BY A JURY MAY EXCEED THE TIME AND EXPENSE REQUIRED FOR TRIAL WITHOUT A JURY. THE COMPANY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF COMPANY'S CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF COMPANY AND LENDER, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, ANY RELATED
AGREEMENTS, OR OBLIGATIONS THEREUNDER. THE COMPANY HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT. THE COMPANY ALSO AGREES THAT COMPLIANCE BY THE LENDER WITH THE EXPRESS PROVISIONS OF THIS AGREEMENT SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

         10.11 Indemnification. Except for harm arising from Lender's gross negligence or willful misconduct, the Company indemnifies and agrees to defend and hold the Lender harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Lender relating to claims by third parties arising out of the financing provided under this Agreement or related to any Collateral. This indemnification and hold harmless provision will survive the termination of this Agreement and related agreements and the satisfaction of the Note.

         [The remainder of this page has been left intentionally blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                               BOUNCEBACK TECHNOLOGIES.COM, INC.


                                          By: /s/ Jack Pilger
                                              ----------------------------------
                                            Jack Pilger, Chief Executive Officer

                                          Address: 707 Bienville Boulevard
                                          --------------------------------------
                                                   Ocean Springs, MS 39564
                                          --------------------------------------
                                          --------------------------------------
                                          Facsimile: 228-872-7726
                                                    ----------------------------
                                          Email: jack@bouncebacktechnologies.com
                                                 -------------------------------





                                           /s/ David Reese
                                          --------------------------------------
                                          David Reese


                                          Address: 9024 Players Club Drive
                                                   -----------------------------
                                               Las Vegas, NV 89134
                                          --------------------------------------
                                          Facsimile:----------------------------
                                          Email:--------------------------------

244133



              [Signature page to Loan Agreement between BounceBack
                    Technologies.com, Inc. and David Reese.]

                                    EXHIBIT A

                                  Form of Note

                                    EXHIBIT B

                           Form of Security Agreement

                                    EXHIBIT C

                               Form of Assignment


                          UNITED STATES DISTRICT COURT

                              DISTRICT OF MINNESOTA
________________________________________________________________________________


Casino Resource Corporation                     Court File No.: 98-2058(JEL/JGL)

            Plaintiff,

                                                    COLLATERAL
v.                                                  ASSIGNMENT OF LAWSUIT
                                                    AND CLAIMS AND
                                                    ACKNOWLEDGMENT
                                                    TO DAVID REESE

Harrah's Entertainment, Inc., and Harrah's Operating
Company, Inc., d/b/a Harrah's Southwest Michigan
Casino Corporation, Harrah's Southwest Michigan
Casino Corporation, Philip G. Satre, Colin V. Reed, and
John Does 1-10

                  Defendants.
________________________________________________________________________________


          For value received, receipt of which is acknowledged, the undersigned Plaintiff has assigned and granted a security interest to David Reese, an individual residing at 9024 Players Club Drive, Las Vegas, Nevada 89134 (the "Lender"), in all of the undersigned's right, title and interest, whether now or hereafter acquired, in the undersigned Plaintiff's suit against Defendants filed with the District Court on September 4, 1998, court file number 98-2058 (JEL/JGL), styled as Casino Resource Corporation v. Harrah's Entertainment, Inc., and Harrah's Operating Company, Inc., d/b/a Harrah's Southwest Michigan Casino Corporation, Harrah's Southwest Michigan Casino Corporation, Philip G. Satre, Colin V. Reed, and John Does 1-10 (the "Suit"), including without limitation, any and all choses in action, claims, judgments against Defendants which may be entered by the District Court in the Suit, any settlement agreement relating to the Suit and approved by the District Court, requiring payment of any sum by Defendants, together further without limitation all rights in this Suit or otherwise to collect or enforce Plaintiff's right to any judgment or settlement and all other rights to payment or proceeds arising from or relating to the Suit (collectively, the "Assigned Rights"). Said security interest has been granted pursuant to a security agreement dated January 2, 2003, executed by the undersigned in favor of the Lender.

          The undersigned officer declares, on behalf of Plaintiff and under penalty of perjury, that he has the power and authority to assign Plaintiff's rights to the Assigned Rights to the Lender as described above.


        [The remainder of this page has been intentionally left blank.]



225013

Dated:  January 2, 2003                    BOUNCEBACK TECHNOLOGIES.COM, INC.
                                           f/k/a Casino Resource Corporation


                                           By:   /s/ Jack Piler
                                                -------------------------------
                                           Its: CEO
                                                --------------------------------




STATE OF MINNESOTA                  )
                                    ) ss.
COUNTY OF HENNEPIN                  )

          The foregoing instrument was acknowledged before me this 2nd day of January 2003, by John J. Pilger the CEO of BounceBack Technologies.com, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                                          /s/ Cassandra H. Brown
                                                          ----------------------
                                                          Notary Public

244149


                                           _____________________________________
                                            Mississippi Statewide Notary Public
                                              My Commission Expires Dec. 3, 2005
                                              Bonded Thru Stegall Notary Service
                                           _____________________________________

                                    EXHIBIT D

                            Form of Letter Agreement






                                      A-4